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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 29, 2001

                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
            (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


           Delaware                    1-14387                06-1522496
-------------------------------  ------------------------  --------------------
           Delaware                    1-13663                06-1493538
-------------------------------  ------------------------  --------------------
(State or Other Jurisdiction of  (Commission file Number)   (IRS Employer
         Incorporation)                                    Identification No.)
-------------------------------  ------------------------  --------------------


Five Greenwich Office Park, Greenwich, Connecticut 06830
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (203) 622-3131

Five Greenwich Office Park, Greenwich, Connecticut 06830
(Former Address of Principal Executive Offices)
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Item 5.  Other Events.

     The press releases attached hereto as Exhibits 99.1 and 99.2 are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


Exhibits

99.1  Press release issued by United Rentals, Inc. on March 29, 2001

99.2  Press release issued by United Rentals, Inc. on April 12, 2001
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of April, 2001.


                                    UNITED RENTALS, INC.



                                    By:  Michael J. Nolan
                                         ----------------
                                    Name:  Michael J. Nolan
                                    Title:  Chief Financial Officer

Date: April 13, 2001